SCHWAB CAPITAL TRUST

Schwab Target Funds
Supplement dated July 15, 2010 to the Prospectus dated
February 28, 2010, as supplemented May 7, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is being revised to reflect the addition of an additional unaffiliated fixed income fund (referred to herein and the Prospectus as “Unaffiliated Fixed Income Fund II”) to the universe of underlying funds.

•	On Page 49, the following disclosure replaces the paragraph under the heading “The funds’ investments in underlying funds” in its entirety:

The following table shows which underlying funds may be used within each asset class and style class and each fund’s approximate asset allocation to each underlying fund as of February 1, 2010. Each fund’s allocation to a specified asset class, style class and underlying fund will change over time. Included in the current universe of underlying funds are five unaffiliated funds: one within the domestic large-cap equity style class, two within the international equity style class and two within the fixed income asset category. Similar to the Schwab Funds and Laudus Funds that serve as underlying funds, the investment objectives and principal investment strategies of these unaffiliated funds are described in the “Description of underlying funds” section of the prospectus under the sub-headings “Unaffiliated Large-Cap Value Fund,” “Unaffiliated International Growth Fund,” “Unaffiliated International Small-Cap Growth Fund,” “Unaffiliated Fixed Income Fund” and “Unaffiliated Fixed Income Fund II,” respectively. The Unaffiliated International Small-Cap Growth Fund and Unaffiliated Fixed Income Fund II do not appear in the table below because they were not underlying funds as of February 1, 2010 and therefore none of the funds had assets allocated to them as of such date.

The adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. For additional details regarding how the adviser determines the funds’ underlying fund and style class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “Fund details: Investment objectives, strategies and risks” in this prospectus. The adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.

•	On page 54, under the “Fixed Income Funds” section of the table describing the underlying funds, the following fund and accompanying description of its investment objective and principal investment strategy are added:

Unaffiliated Fixed Income Fund II	Seeks high total investment return through a combination of current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in investment-grade fixed-income securities. The fund may invest up to 10% of its assets in below investment-grade fixed-income securities and may invest in fixed-income securities of any maturity. The fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities, and may invest without limit in obligations of supranational entities (e.g., World Bank) and Canadian issuers. The fund may also engage in foreign currency hedging transactions, repurchase agreements and swap transactions (including credit default swaps) and other derivatives transactions for hedging or investment purposes.

•	On page 56, in the section entitled “Principal risks of the underlying funds,” the following changes are made:

Unaffiliated Fixed Income Fund II is added to the principal risk table and the following risks apply to the fund:

Investment risk, Market risk, Market segment risk, Management risk, Interest rate risk, Credit risk, Prepayment and extension risk, U.S. Government securities risk, Inflation-protected securities risk, Mortgage dollar-rolls risk, Foreign securities risk, Emerging markets risk, Currency risk, Derivatives risk, Leverage risk, Securities lending risk, Portfolio turnover risk and Liquidity risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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